Exhibit 99.1

FINANCIAL STATEMENTS

DECEMBER 31, 2025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of March GL

Opinion on the Financial Statements

We have audited the accompanying balance sheet of March GL (“the Company”) as of December 31, 2025, and the related statement of operations, stockholders’ equity, and cash flows for the period from March 31, 2025 (inception) to December 31, 2025, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025, and the results of its operations and its cash flows for the period from March 31, 2025 (inception) to December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has net losses, has not yet generated revenue, and is in its development stage. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there were no critical audit matters.

Fruci & Associates II, PLLC – PCAOB ID #05525

We have served as the Company’s auditor since 2025

Spokane, Washington

March 2, 2026

March GL

Balance Sheet

Periods Ended June 30 and December 31, 2025

December 31, 2025
ASSETS
Current Asset
Cash	$231,058
Prepaid Shipping Fees	1,194,883
Deposits on Equipment	150,000
Prepaid Management Fees	68,487
Prepaid Expenses	27,500
Total Assets	1,671,928

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts Payable	$398,795
Total Liabilities	398,795

Commitments and contingencies

Stockholders’ Equity
Common Stock, $0.001 par value per share; 5,000,000 shares authorized; 103,360 shares issued and outstanding as of December 31, 2025	103
Additional paid-in capital	5,642,517
Subscription receivable	(90,000)
Accumulated deficit	(4,279,487)
Total Stockholders’ Equity	1,273,133
Total Liabilities and Stockholders’ Equity	$1,671,928

See notes to financial statements

March GL

Statement of Operations

Period Ended December 31, 2025

From the period March 31, 2025 (inception) to December 31, 2025
Revenue	$-
Total revenue	-

Expenses
Operating expenses	4,279,487
Total expenses	4,279,487

Net income (loss) before income taxes	$(4,279,487)
Income taxes	-
Net income (loss)	$(4,279,487)

Earnings per share – basic	$(41.40)
Earnings per share – diluted	$(41.40)

Weighted average common shares outstanding – basic	69,438
Weighted average common shares outstanding – diluted	69,438

See notes to financial statements

March GL

Statement of Stockholders’ Equity

For the Periods from Inception (March 31, 2025) through December 31, 2025

			Additional			Total
	Common Stock		Paid-in	Subscription	Accumulated	Stockholders’
	Shares	Amount	Capital	Receivable	Deficit	Equity
Balance – March 31, 2025 (inception)	-	$-	$-	$-	$-	$-
Issuance of Common Stock	103,360	103	5,642,517	(90,000)	-	5,552,620
Net loss	-	-	-	-	(4,279,487)	(4,279,487)
Balance – December 31, 2025	103,360	$103	$5,642,517	$(90,000)	$(4,279,487)	$1,273,133

See notes to financial statements

March GL

Statement of Cash Flows

For the Period from Inception (March 31, 2025) through December 31, 2025

Cash flows from operating activities
Net income (loss)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities	$(4,279,487)
Changes in assets and liabilities
Prepaid shipping expenses	(1,194,883)
Prepaid expenses	(27,500)
Prepaid management fees	(68,487)
Deposits on equipment	(150,000)
Accounts payable	398,795
(1,042,075)
Net cash provided by (used in) operating activities	(5,321,562)

Cash flows from financing activities
Proceeds from the issuance of common stock	5,552,620
Net cash (used in) provided by financing activities	5,552,620

Net increase (decrease) in cash	231,058
Cash - beginning of the period	-
Cash - end of the period	$231,058

Supplemental Cash Flow Information:

No cash was paid for interest or income taxes during the period from inception through December 31, 2025.

See notes to financial statements

March GL

Notes to Financial Statements

Period Ended December 31, 2025

1.	GENERAL INFORMATION

March GL Company (“the Company”) was incorporated in the State of Texas on March 31, 2025 as a privately held entity. The Company was formed to engage in the acquisition, exploration, and development of oil and gas resources with a particular focus on underexplored frontier basins. The Company’s fiscal year ends on December 31.

March GL Company is currently a development-stage enterprise with no revenues as of December 31, 2025. The Company’s principal business activity is the exploration of hydrocarbon prospects within the Jameson Land Basin in eastern Greenland. The Jameson Land Basin is considered to be a highly prospective but historically undrilled area. The Company has secured rights to explore approximately 2 million acres in this basin, subject to certain contingencies and milestones pursuant to the terms of the 80 Mile Agreement.

On September 9, 2025, the Company entered into an Agreement and Plan of Merger (the “Business Combination Agreement”) by and among Pelican Holdco, Inc. (“PubCo”), Pelican Acquisition Corporation, a Cayman Islands exempted company (“SPAC”), Greenland Exploration Limited, the Company, and certain merger subsidiaries of PubCo. Pursuant to the Business Combination Agreement, March GL Merger Sub, Inc., a wholly-owned subsidiary of PubCo, will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of PubCo, which is expected to be renamed Greenland Energy Company and become publicly traded on the Nasdaq Stock Market. As consideration for the merger, holders of the Company’s common stock will be entitled to receive, in the aggregate, 20,000,000 shares of PubCo common stock. As of the date these financial statements were available to be issued, the Business Combination had not yet been consummated.

2.	BASIS OF PREPARATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) as issued by the Financial Accounting Standards Board (“FASB”). These financial statements reflect the financial position and results of operations of March GL Company (the “Company”) as of and for the period ended December 31.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include, but are not limited to, assumptions used in the evaluation of going concern, prepaid expense amortization schedules, and contingent obligations related to exploration activities.

3.	SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents. As of the period ended December 31, the Company maintained all of its cash in U.S.-based financial institutions and had no cash equivalents.

March GL

Notes to Financial Statements

Period Ended December 31, 2025

Prepaid Expenses, Prepaid Management Fees, and Prepaid Shipping Fees

Prepaid expenses represent advance payments for services and costs that will be recognized as expenses in future periods when incurred. As of the period ended December 31, prepaid expenses primarily consist of prepaid consulting services, prepayments to our Chief Executive Officer, and prepaid shipping fees related to logistical support for the Company’s planned exploration activities in Greenland. These costs will be expensed as the related services are performed or as the benefit is consumed.

Income Taxes

The Company accounts for income taxes using the liability method under ASC 740, Income Taxes. Deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities. A valuation allowance is recorded when it is more likely than not that some portion or all of the deferred tax assets will not be realized. As of the period ended December 31, no provision for income taxes has been recorded due to the Company’s operating losses and the full valuation allowance on deferred tax assets.

Concentration of Risk

The Company maintains its cash balances in one financial institution, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to significant credit risk on its cash balances.

Fair Value of Financial Instruments

The Company’s financial instruments consist primarily of cash and accounts payable. The carrying amounts of these financial instruments approximate fair value because of their short-term nature.

Exploration and Development

The Company expenses all research and development costs as incurred. These include expenses related to geological studies, early-stage exploration planning, and technical evaluations. No research and development costs have been capitalized as of the periods ended December 31, 2025.

Related Party Transactions

During the period from inception (March 31, 2025) to December 31, 2025, the Company entered into a management services agreement with a significant shareholder to provide general management and executive services. Under this agreement, the shareholder acted in the capacity of Chief Executive Officer and provided strategic, operational, and administrative support to the Company.

The agreement was entered into on terms management believes are consistent with those that would have been negotiated with an unrelated third party. As of December 31, 2025, there were no outstanding payables or receivables related to this arrangement.

March GL

Notes to Financial Statements

Period Ended December 31, 2025

Related Party Transactions (continued)

As of December 31, 2025, the Company had prepaid management fees of $68,487. Subsequent to December 31, 2025, all prepaid management fees had either been applied to reimbursements, management fees, or been repaid by the shareholder.

No other related party transactions were identified during the reporting period.

Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Since its inception on March 31, 2025, the Company has been engaged primarily in organizational activities and early-stage exploration planning. As of December 31, 2025, the Company has incurred a net loss of $4,279,487, has not generated any revenues, and is in the development stage.

The Company’s ability to continue as a going concern depends on its capacity to raise additional capital for planned exploration activities, meet future drilling commitments under its Exploration and Participation Agreement, and ultimately achieve profitable operations. The Company has funded its operations to date primarily through the issuance of common stock. While management believes it will be able to obtain the necessary financing, there can be no assurance that such financing will be available on terms acceptable to the Company, if at all.

These factors raise substantial doubt about the Company’s ability to continue as a going concern within one year from the date the financial statements are issued. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Operating Segments

ASC Topic 280, Segment Reporting, establishes standards for companies to report financial statement information about operating segments, products and services, geographic areas, and major customers. Operating segments are defined as components of an enterprise that engage in business activities from which they may earn revenues and incur expenses, and for which discrete financial information is available that is regularly reviewed by the Company’s chief operating decision maker (“CODM”) in deciding how to allocate resources and assess performance.

The Company’s CODM has been identified as the Chief Executive Officer, who reviews the Company’s assets, operating results, and financial metrics on a consolidated basis to make decisions regarding resource allocation and to assess overall financial performance. Based on this evaluation, management has determined that the Company operates as a single reportable segment.

The CODM assesses performance for the single operating segment and allocates resources based primarily on net income (loss), which is reported on the accompanying statement of operations, and total assets, which are reported on the balance sheet. Because the Company has not generated revenues and has not commenced drilling operations as of December 31, 2025, the CODM does not review discrete profitability measures or operating results by geographic area or activity.

March GL

Notes to Financial Statements

Period Ended December 31, 2025

Operating Segments (continued)

When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM regularly reviews certain financial metrics included in net income (loss) and total assets. These metrics include the following:

Metric	Period from Inception (March 31, 2025) through December 31, 2025
Operating expenses	$4,279,487

Operating expenses are reviewed and monitored by the CODM to manage cash utilization, forecast liquidity needs, and ensure sufficient capital is available to fund planned exploration activities and meet future drilling commitments. The CODM also reviews operating expenses to ensure costs are aligned with contractual obligations, regulatory requirements, and approved budgets. Operating expenses, as reported on the statement of operations, represent the significant segment expense regularly reviewed by the CODM.

Accordingly, the Company’s consolidated financial statements reflect the results of a single operating and reportable segment for all periods presented.

4.	COMMITMENTS AND CONTINGENCIES

Exploration Funding Commitment

The Company has entered into an Exploration and Participation Agreement with 80 Mile PLC, a publicly listed company on the AIM Exchange in London. Under the terms of the agreement, the Company will fund two exploration wells in the Jameson Land Basin in eastern Greenland. Upon successful completion of the drilling obligations, the Company will earn up to a 70% working interest in the basin. Failure to meet these drilling milestones within the agreed-upon timeframe could result in the forfeiture of the Company’s right to earn the interest.

Amounts paid under the agreement prior to the commencement of drilling activities consist primarily of planning, engineering, permitting, environmental, and logistics-related costs incurred in support of future exploration activities. The Company evaluates these costs in accordance with its accounting policy for exploration and evaluation expenditures.

Costs that do not result in the acquisition of a tangible or legally enforceable interest in proved or unproved properties are expensed as incurred. Accordingly, during the period from inception through December 31, 2025, the Company expensed all costs incurred under the agreement, as no drilling operations have commenced and no working interest has been earned as of that date. No capitalized oil and gas properties were recorded as of December 31, 2025.

As of December 31, 2025, the Company has incurred significant planning, engineering, and logistics-related expenditures in support of this obligation. The Company has not yet commenced drilling operations, but expects to initiate physical exploration activities in the fiscal year ending December 31, 2026.

March GL

Notes to Financial Statements

Period Ended December 31, 2025

Service Contracts and Prepaid Logistics

The Company has executed project management agreements with Halliburton and IPT Well Solutions to support drilling, engineering, logistics, and field operations. These contracts include non-cancellable provisions for the delivery of technical services, equipment mobilization, and exploration planning. These costs are expected to be amortized as services are rendered over the next fiscal year.

Environmental and Regulatory Risk

While the Company has not been subject to any claims or enforcement actions as of the reporting date, its planned operations in Greenland are subject to a wide range of regulatory approvals, environmental reviews, and permitting requirements imposed by Greenlandic authorities and other governing bodies. These regulations may impose future obligations for site restoration, remediation, and environmental compliance. The Company will recognize asset retirement obligations and related costs in accordance with ASC 410, Asset Retirement and Environmental Obligations, once drilling activities commence and estimable liabilities can be determined.

5.	INCOME TAXES

The Company was incorporated on March 31, 2025, and the accompanying financial statements reflect operations for the period from inception through December 31, 2025. The Company has not recognized any provision for federal or state income taxes for the period ended December 31, 2025, as it has incurred net operating losses and has no taxable income.

Deferred income taxes are provided for temporary differences between the financial reporting and tax basis of assets and liabilities using enacted tax rates in effect for the years in which the differences are expected to reverse. As of December 31, 2025, the Company had a net operating loss carryforward of approximately $4,279,000, which may be available to offset future taxable income.

A full valuation allowance has been recorded against the Company’s deferred tax asset as management has determined that it is more likely than not that the deferred tax asset will not be realized due to the Company’s limited operating history and cumulative losses. As of December 31, 2025, the Company had a deferred tax asset of approximately $899,000, primarily related to its net operating loss carryforward, against which a full valuation allowance of approximately $899,000 has been recorded, resulting in a net deferred tax asset of $0.

The Company has evaluated its tax positions and concluded that it has taken no uncertain tax positions as of December 31, 2025. The Company is subject to U.S. federal and state income tax examinations for all periods since inception.

March GL

Notes to Financial Statements

Period Ended December 31, 2025

6.	STOCKHOLDERS’ EQUITY

The Company was incorporated on March 31, 2025 and is authorized to issue 5,000,000 shares of common stock with a par value of $0.001 per share.

During the period from inception (March 31, 2025) through December 31, 2025, the Company issued an aggregate of 103,360 shares of common stock through private placement offerings for total gross proceeds of $5,552,620. Of these proceeds, $103 was recorded to common stock based on par value, and $5,642,517 was recorded as additional paid-in capital, and $90,000 as a subscription receivable.

As of December 31, 2025, the Company had 103,360 shares of common stock issued and outstanding, with additional paid-in capital of $5,642,517 and a subscription receivable of $90,000.

During the period from inception through December 31, 2025, the Company incurred a cumulative net loss of $4,279,487, resulting in an accumulated deficit of $4,279,487 as of December 31, 2025. Total stockholders’ equity as of December 31, 2025 was $1,273,133.

7.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through February 27, 2026, the date on which these financial statements were available to be issued.

Subsequent to December 31, 2025, the Company completed an additional private placement of common stock, issuing 5,040 shares for gross proceeds of approximately $291,323. The proceeds from this offering will be used to fund planned exploration activities and general working capital needs.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Greenland Exploration Limited

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Greenland Exploration Limited (“the Company”) as of December 31, 2025, and the related statements of operations, changes in stockholders’ equity, and cash flows for the year then ended, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

As discussed in Note 1 to the financial statements, the Company has incurred and expects to continue to incur significant costs in pursuit of its business combination plan. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1 to the financial statements and the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there were no critical audit matters.

Fruci & Associates II, PLLC – PCAOB ID #05525

We have served as the Company’s auditor since 2025.

Spokane, Washington

March 2, 2026

Greenland Exploration Limited

Balance Sheet

December 31, 2025

(Audited)

ASSETS
Current assets
Cash	$36,051
Prepaid expense	$110,190
Loan receivable	$232,519
Total assets	$378,760

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$60,335
Loan payable	$475,000
Total liabilities	$535,335

Commitments & Contingencies	$-

Stockholders’ equity
Common stock, no par value; 10,000,000 shares authorized; 1,500,000 issued and outstanding	$-
Additional paid in capital	$20,000
Accumulated deficit	(176,575)
Total stockholders’ equity	(156,575)
Total liabilities and stockholders’ equity	$378,760

The accompanying notes are an integral part of the financial statements

Greenland Exploration Limited

Statement of Operations

(Audited)

For the Period June 9, 2025 (inception) to December 31, 2025
General and administrative expenses	176,575
Loss before taxes	$(176,575)
Income tax	-
Net loss	(176,575)

Weighted average common shares outstanding
Basic and diluted	1,441,463

Basic and diluted net loss per share	$(0.12)

The accompanying notes are an integral part of the financial statements.

Greenland Exploration Limited

Statement of Changes in Stockholders’ Equity

For the period ended June 9, 2025 (inception) to December 31, 2025
(Audited)

	Common Stock Shares	Common Stock Amount		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
Balance at June 9, 2025 (inception)	-		$-	$-	$-	$-
Issuance of 1,500,000 common shares, no par value	1,500,000		$-	$10,000	$-	$10,000
Issuance of $15 exercise price warrants	-	$		$10,000	$-	$10,000
Net loss	-		$-	$-	$(176,575)	$(176,575)
Balance at December 31, 2025	1,500,000		$-	$20,000	$(176,575)	$(156,575)

The accompanying notes are an integral part of the financial statements.

Greenland Exploration Limited

Statement of Cash Flows

(Audited)

For the period ended June 9, 2025 (inception) to December 31, 2025
Cash flows from operating activities
Net loss	$(176,575)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Accounts payable	60,335
prepaid expense	(110,190)
Net cash provided by operating activities	$(226,430)

Cash flows from investing activities
Loan receivable	(232,519)
Net cash provided by investing activities	(232,519)

Cash flows from financing activities
Common share issuance	10,000
$15 exercise price warrant issuance	10,000
Loan payable	475,000
Net cash provided by financing activities	495,000

Net increase in cash	$36,051
Cash at beginning of period	-
Cash at end of period	$36,051
Supplemental diclosure for non-cash financing activities
Income tax and interest	-

The accompanying notes are an integral part of the financial statements.

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Greenland Exploration Limited (“Greenland” or the “Company”) is a corporation incorporated in the state of Texas on June 9, 2025. The Company is focused on developing strategic positions in North American energy assets. Through its partnerships and future acquisitions, Greenland Exploration Limited aims to deliver long-term shareholder value in a dynamic and evolving energy market.

On June 23, 2025, the Company entered into a non-binding letter of intent with Pelican Acquisition Corporation (“Pelican”), a Cayman Islands exempted company formed as a special purpose acquisition company, for Pelican to acquire all outstanding equity securities of the Company. Simultaneously on June 23, 2025, the Company entered into a non-binding memorandum of understanding (the “March MOU”) with March GL Company, a Texas corporation (“March GL”), regarding Company’s proposed acquisition of a non-operating, non-expense bearing equity participation interest (the “Interest”) in certain oil and gas rights secured by March GL (the “Acquisition”) and the grant of certain exchange rights to March GL. Subsequently, on September 9, 2025, Pelican, Greenland, March GL and certain merger subsidiaries entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). At the closing of the transaction pursuant to the Merger Agreement (the “Merger” or “Business Combination”), the combined company will operate under the name Greenland Energy Company (“Holdco”). As consideration for the Business Combination, the holders of March GL common stock immediately prior to the Merger will be entitled to receive from Holdco, in the aggregate, 20,000,000 shares of Holdco common stock (the “March GL Merger Consideration”), the holders of Greenland common stock immediately prior to the Merger will be entitled to receive from Holdco, in the aggregate, 1,500,000 shares of Holdco common stock (the “Greenland Merger Consideration, and together with the March GL Merger Consideration, the “Merger Consideration”), with the Merger Consideration being a number of shares of Holdco common stock with an aggregate value equal to US$215,000,000, based upon a per share value of US$10.00. Pelican shareholders will receive one share of Holdco common stock for each share of Pelican common stock they currently hold (subject to redemptions).

March GL has obtained the drilling rights from 80 Mile PLC and its subsidiary company, White Flame Energy A/S, pursuant to which March GL will own up to 70% of three onshore licenses, which include over 2,000,000 acres covering the entire petroleum basin in the Jameson Land Basin in Greenland.

As of December 31, 2025, the Company had not yet commenced any operations. All activity through December 31, 2025, related to Company’ formation and transaction described above.

Going Concern Consideration

At December 31, 2025, the Company had $36,051 cash and $232,519 in loan receivable and working capital deficit of $156,575. The Company has incurred and expects to continue to incur significant costs in pursuit of its Business Combination plans. These conditions raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are issued. There is no assurance that the Company’s plans to raise capital or to consummate a Business Combination will be successful or successful in a timely manner. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements are presented in U.S. Dollars and conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2025.

Income taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits, if any, as income tax expense. There were no unrecognized tax benefits as of December 31, 2025 and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception. Company’s year-end is December 31 and no statutory tax deadline has yet occurred.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided against deferred tax assets when, based on all available evidence, it is considered more likely than not that some portion or all of the recorded deferred tax assets will not be realized in future periods. The Company cannot be certain that future taxable income will be sufficient to realize its deferred tax assets, and accordingly, a full valuation allowance has been provided on its deferred tax assets. The net deferred tax assets continue to require a valuation allowance until the Company can demonstrate their realizability through sustained profitability or another source of income.

Components of deferred tax assets and liabilities are:

For the Period from June 9, 2025 (Inception) to December 31, 2025
Deferred tax assets:
Deferred start-up and organizational expenditures	$(37,081)
Total deferred tax assets, net	(37,081)
Valuation allowance	37,081
Deferred tax assets, net of valuation allowance	$-

The reconciliation of the statutory federal income tax with the provision (benefit) for income taxes is as follows:

	For the Period from June 9, 2025 (Inception) to December 31, 2025
Income tax benefit at federal statutory rate	37,081	21.0%
Income tax (benefit) at state statutory rate	-	-
Change in valuation allowance	(37,081)	21.0%
Permanent differences	-	-
Total income tax provision (benefit)	$-	0%

Net loss per share

The Company complies with the accounting and disclosure requirements of ASC 260, Earnings Per Share. Net loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period. As of December 31, 2025 the Company reported a net loss, as a result, diluted loss per share is the same as basic loss per share of the period presented.

Net loss from June 9, 2025 (inception) to December 31, 2025	$(176,575)

For the Period June 9, 2025 (inception) to December 31, 2025
Total number of shares	1,500,000
Ownership percentage	100%
Total loss allocated	(116,575)
Total income (loss)	(116,575)

Weighted average shares	1,441,463
Earnings (loss) per share	(0.08)

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheets, primarily due to their short-term nature.

Fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities.

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 input include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3: Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The carrying value of Company’s financial instrument approximates its fair value as of December 31, 2025.

Operating Segments

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise that engage in business activities from which it may recognize revenues and incur expenses, and for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker, or group, in deciding how to allocate resources and assess performance.

The Company’s chief operating decision maker (“CODM”) has been identified as the Chief Executive Officer and the Chief Financial Officer, who reviews the assets, operating results, and financial metrics for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that there is only one reportable segment.

The CODM assesses performance for the single segment and decides how to allocate resources based on net income or loss that also is reported on the statement of operations as net income or loss. The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews several key metrics included in net income or loss and total assets, which include the following:

For the period June 9, 2025 (inception) to December 31, 2025
General and administrative expenses	$176,575
Cash	$36,051

General and administrative expenses are reviewed and monitored by the CODM to manage and forecast cash to ensure enough capital is available to complete the Business Combination. The CODM also reviews general and administrative costs to manage, maintain and enforce all contractual agreements to ensure costs are aligned with all agreements and budget. General and administrative costs, as reported on the statement of operations, are the significant segment expenses provided to the CODM on a regular basis.

Recently issued accounting standard

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. ASU 2023-07, which is applicable to entities with a single reportable segment, will primarily require enhanced disclosures about significant segment expenses and enhanced disclosures in interim periods. The guidance in ASU 2023-07 will be applied retrospectively and is effective for annual reporting periods in fiscal years beginning after December 15, 2023 and interim reporting periods in fiscal years beginning after December 31, 2024, with early adoption permitted. The Company adopted this guidance as of June 9, 2025 (inception). The adoption resulted in disclosure changes only.

NOTE 3. RELATED PARTY TRANSACTIONS

Common Stock

On June 17, 2025, the Company issued an aggregate of 1,500,000 shares of common stock (the “Common Share”) to the Company’s management, board of directors and affiliates for an aggregate purchase price of $10,000 in cash.

Warrants

On June 17, 2025, the Company issued an aggregate of 1,500,000 warrants (the $15 Exercise Price Warrant) to the Company’s management, board of directors and affiliates for an aggregate purchase price of $10,000 in cash.

Promissory Notes

On July 17, 2025, the Company borrowed $15,000 under a promissory note (the “FGF Note”) with Fundamental Global Inc. The FGF Note is non-interest bearing and due at the earlier of (i) January 31, 2026, or (ii) date the Company closes its Business Combination. There was $15,000 outstanding as of December 31, 2025 under the FGF Note.

On August 28, 2025, the Company borrowed $160,000 under a promissory note (the “FGMP Note”) with FG Merchant Partners LP. The FGMP Note is non-interest bearing and due at the earlier of (i) January 31, 2026, or (ii) date the Company closes its Business Combination. There was $160,000 outstanding as of December 31, 2025 under the FGMP Note.

On September 4, 2025, the Company borrowed $100,000 under a promissory note (the “FGMP Note 2”) with FG Merchant Partners LP. The FGMP Note 2 is non-interest bearing and due at the earlier of (i) January 31, 2026, or (ii) date the Company closes its Business Combination. There was $100,000 outstanding as of December 31, 2025 under the FGMP Note 2.

On September 9, 2025, Pelican Merger Sub, a subsidiary of Pelican, borrowed $100,000 from the Company under a promissory note (the “Pelican Note 1”) with no interest accruing and coming due upon the closing of a repayment/conversion trigger event. There was $100,000 receivable as of December 31, 2025 under the Pelican Note.

On October 27, 2025, the Company borrowed $200,000 under a promissory note (the “FGMP Note 3”) with FG Merchant Partners LP. The FGMP Note 3 is non-interest bearing and due at the earlier of (i) March 31, 2026, or (ii) date the Company closes its Business Combination. There was $200,000 outstanding as of December 31, 2025 under the FGMP Note 3.

From October 1, 2025 till December 30, 2025, Company had paid $98,529 in transaction related expenses on behalf of the Pelican pursuant to the Merger Agreement. Company will be reimbursed at the closing of Business Combination.

On November 24, 2025, Pelican Holdco Inc, a subsidiary of Pelican, agreed to borrow up to $200,000 from the Company under a promissory note (the “Pelican Note 2”) with no interest accruing and coming due upon the closing of a repayment/conversion trigger event. The $98,526 in transaction related expenses that Company has paid on behalf of the Pelican was captured under this Pelican Note 2. As such, Pelican Holdco can draw down $104,470 under the Pelican Note 2. On December 16, 2025, Pelican Holdco Inc. drew $33,990 under Pelican Note 2. There was $132,519 outstanding as of December 31, 2025, under Pelican Note 2.

NOTE 4. STOCKHOLDERS’ EQUITY

Common Stock — The Company is authorized to issue 10,000,000 shares of common stock, no par value. There were 1,500,000 common shares issued and outstanding as of December 31, 2025. The Company common shares will be exchanged into shares of Holdco common stock at the completion of the Business Combination.

Warrants — The $15 Exercise Price Warrants will entitle the holder to purchase one common share at an exercise price of $15.00 per each share, will be exercisable for a period of 10 years from the date of Business Combination, will be non-redeemable, and may be exercised on a cashless basis. Additionally, $15 Exercise Price Warrants and the shares issuable upon the exercise of the $15 Exercise Price Warrants will not be transferable, assignable or salable until after the completion of a Business Combination, subject to certain limited exceptions. The Company had 1,500,000 $15 Exercise Price Warrants outstanding as of December 31, 2025, which will be exchanged into warrants of Holdco at the closing of the Business Combination.

NOTE 5. COMMITMENTS AND CONTINGENCIES

Advisory Agreement

On June 17, 2025 Company entered into an agreement (the “Advisory Agreement”) with ThinkEquity LLC (“ThinkEquity”) whereby ThinkEquity will serve as non-exclusive advisor to the Company for 12-month term (‘Term”). If the Business Combination is consummated during the Term or the 18-month period following the Term, Company will pay ThinkEquity a cash fee equal to $2,000,000. The cash fee is only payable if the Business Combination is successfully closed.

Letter Agreement

On November 15, 2025, The Company, Pelican and ThinkEquity entered into a letter agreement (“Letter Agreement”) whereby ThinkEquity will provide advisory services in connection to the Business Combination. Pursuant to Letter Agreement, upon closing of the Business Combination, Pelican will pay ThinkEquity a cash fee (“Placement Fee”) which includes (i) 6% from the financing arranged through ThinkEquity and (ii) 6% of the amount not redeemed from the Trust Account that is facilitated by ThinkEquity efforts.

Company will pay in the amount equal to $650 per investor meter (“Meeting Fee”) arranged by ThinkEquity, Company will pay $60,000 to be credited towards the Meeting Fee upon signing of the Letter Agreement.

Additionally, ThinkEquity will receive Pelicans common stock warrants (“Placement Warrants”) which will be equal to 5% of the (i) common shares raised in financing arranged by Thinkequity including common shares that are not redeemed in the Trust Account via ThinkEquity efforts and (ii) 5% of aggregate proceeds received by Pelican from a debt financing, divided by the ten-day volume weighted average price (“VWAP”) immediately preceding the date of the closing of the financing. The Placement Warrants shall have an exercise price of $10, a term of 5 years and piggyback registration rights.

NOTE 6. SUBSEQUENT EVENT

The Company evaluated subsequent events after the balance sheet date up to March 2, 2026, the date that the financial statements were issued. Subsequent events have been summarized below.

On January 2, 2026, Pelican drew $17,000 under Pelican Note 2.

On January 12, 2026, Pelican drew $5,000 under Pelican Note 2.

On January 13, 2026, Pelican drew $23,000 under Pelican Note 2.

On January 12, 2026, the Company borrowed $150,000 under a promissory note (the “FGMP Note 3”) with FG Merchant Partners LP. The FGMP Note 3 is non-interest bearing and due at the earlier of (i) March 31, 2026, or (ii) date the Company closes its Business Combination. There was $150,000 outstanding as of March 2, 2026, 2026 under the FGMP Note 3.

On February 25, 2026, the Company borrowed $150,000 under a promissory note (the “FGMP Note 4”) with FG Merchant Partners LP. The FGMP Note 4 is non-interest bearing and due at the earlier of (i) March 31, 2026, or (ii) date the Company closes its Business Combination. There was $150,000 outstanding as of March 2, 2026 under the FGMP Note 3.

PELICAN HOLDCO, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Pelican Holdco, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of Pelican Holdco, Inc. (“the Company”) as of December 31, 2025, and the related consolidated statement of operations, changes in stockholder’s deficit, and cash flows for the period from September 5, 2025 (inception) through December 31, 2025, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31,2025, and the results of its operations and its cash flows for the period from September 5, 2025 (inception) through December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no cash, net losses and will need to raise additional financing to support ongoing and future operations. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there were no critical audit matters.

Fruci & Associates II, PLLC – PCAOB ID #05525

We have served as the Company’s auditor since 2025.

Spokane, Washington

March 3, 2026

PELICAN HOLDCO, INC.

CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2025

As of December 31, 2025
Assets
Due from Pelican Acquisition Corporation	$59,740
Total Assets	$59,740

Liabilities and stockholder’s deficit
Current liabilities
Accounts payable and accrued expenses	$16,066
Promissory note -Greenland	132,519
Total current liabilities	$148,585

Total Liabilities	$148,585

Commitments and contingencies

Stockholder’s deficit
Common stock, $0.01 par value; 500,000,000 shares authorized; none issued or outstanding as of December 31, 2025	-
Accumulated deficit	(88,845)
Total Stockholder’s deficit	$(88,845)
Total liabilities and Stockholder’s deficit	$59,740

The accompanying notes are an integral part of these consolidated financial statements.

PELICAN HOLDCO, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD FROM SEPTEMBER 5, 2025 (INCEPTION) TO DECEMBER 31, 2025

For the Period from September 5, 2025 (Inception) to December 31, 2025
General and administrative expenses	$(88,845)
Loss before tax expense	$(88,845)
Income tax expense	-
Net loss	$(88,845)
Weighted average number of common stock outstanding, basic and diluted	-
Basic and diluted net loss per common share	$-

The accompanying notes are an integral part of these consolidated financial statements.

PELICAN HOLDCO, INC.
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER’S DEFICIT
FOR THE PERIOD FROM SEPTEMBER 5, 2025 (INCEPTION) TO DECEMBER 31, 2025

	Common Stock		Accumulated	Stockholder’s
	Shares	Amount	deficit	deficit
Balance, September 5, 2025 (incorporation)	-	$-	$-	$-
Net loss	-	-	(88,845)	(88,845)
Balance, December 31, 2025	-	$-	$(88,845)	$(88,845)

The accompanying notes are an integral part of these consolidated financial statements.

PELICAN HOLDCO, INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM SEPTEMBER 5, 2025 (INCEPTION) TO DECEMBER 31, 2025

For the Period from September 5, 2025 (Inception) to December 31, 2025
Cash Flows from Operating Activities
Net loss	$(88,845)
Changes in operating assets and liabilities:
Due from Pelican Acquisition Corporation	(59,740)
Accounts payable and accrued expenses	16,066
Net cash used in operating activities	$(132,519)

Cash Flows from Financing Activities
Proceeds from promissory note - Greenland	$132,519
Net cash provided by operating activities	$132,519

Change in Cash	-
Cash, beginning of period	-
Cash, ending of period	$-

Supplemental disclosure for non-cash financing activities:
Income tax and interest paid	-

The accompanying notes are an integral part of these consolidated financial statements.

PELICAN HOLDCO, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Pelican Holdco, Inc. (“the Company” or “Holdco”) was incorporated on September 5, 2025 under the laws of the State of Texas. The Company has had no operations to date other than incurring organizational costs. The Company has selected December 31 as its fiscal year end.

The Company was formed solely for the purpose of completing the transactions contemplated by the Merger Agreement, dated as of September 9, 2025 (as may be amended from time to time, the “Merger Agreement”). The parties to the Merger Agreement include the Company, Pelican Acquisition Corporation (“Pelican”), Pelican Merger Sub, Inc., a Texas corporation and wholly-owned subsidiary of Holdco, Greenland Exploration Limited, a Texas Corporation (“Greenland”), Greenland Merger Sub, Inc., a Texas corporation and a wholly-owned subsidiary of Holdco, and March GL Company, a Texas corporation (“March GL”).

Prior to the closing, Pelican will effect a domestication pursuant to which Pelican will discontinue as a Cayman Islands exempted company and domesticate as a Texas corporation (the “Domestication”). Upon the Domestication, each issued and outstanding Pelican security will remain outstanding and automatically represent a corresponding security of Pelican as a Texas corporation, without any action required by the holders.

Following the Domestication, the transaction will include a series of mergers whereby Pelican, Greenland, and March GL will each merge with subsidiaries of Holdco, which will be renamed Greenland Energy Company and become publicly traded company on the Nasdaq.

The Merger consideration being a number of shares of the Company’s common stock with an aggregate value equal to US$215,000,000, based upon a per share value of US$10.00. Existing Greenland shareholders will receive an aggregate of 1,500,000 shares of the Company’s common stock and existing March GL shareholders will receive an aggregate of 20,000,000 shares of the Company’s common stock. Pelican shareholders will receive one share of the Company’s common stock for each share of Pelican common stock they currently hold (subject to redemptions).

Subsidiary

On September 4, 2025, Greenland Merger Sub, Inc., a Texas corporation and a wholly-owned subsidiary of Holdco was formed to be the Merger Sub in connection with a contemplated business combination.

NOTE 2 — GOING CONCERN CONSIDERATION

The Company’s financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liquidation of liabilities during the normal course of operations. As of December 31, 2025, the Company had no cash and cash equivalents and a working capital deficit of $88,845.

The Company’s operating results for future periods are subject ability to raise sufficient capital and/or obtaining the necessary financing to support ongoing and future operations. While the Company expects to obtain the capital and/or financing that is needed, there is no assurance that the Company will be successful in obtaining the necessary funds for future operations. to numerous uncertainties, and it is uncertain whether the Company will be able to reduce or eliminate its net losses for the foreseeable future. Accordingly, the Company will need to raise additional financing. If the Company is unable to raise additional capital when desired, the Company’s business, results of operations and financial condition would be materially and adversely affected. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

As a result of the above, in connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s (“FASB”) Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that the Company’s liquidity condition raises substantial doubt about the Company’s ability to continue as a going concern through twelve months from the date these financial statements are available to be issued. These consolidated financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

PELICAN HOLDCO, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

 Principles of consolidation

The consolidated financial statements include the financial statements of the Company and its wholly owned subsidiary. All transactions and balances between the Company and its subsidiary have been eliminated upon consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Organization costs

Organization costs, that include legal fees, have been expensed as incurred according to ASC 720-15, “Start-Up Costs.”

Net Loss Per Common Share

Net loss per share is computed by dividing the net loss by the weighted-average number of common shares outstanding during the period. The diluted net loss per share of common stock is computed by dividing the net loss using the weighted-average number of common shares and, if dilutive, potential common shares outstanding during the period. As of December 31, 2025, the Company had no common shares issued and outstanding and no dilutive securities and other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the earnings of the Company.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements.

PELICAN HOLDCO, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2025. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

Fair Value Measurement

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities.

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 input include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3: Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The Company had no marketable securities; assets and liabilities are reflected at fair market value as of December 31, 2025.

Operating Segments

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise that engage in business activities from which it may recognize revenues and incur expenses, and for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker, or group, in deciding how to allocate resources and assess performance.

The Company’s chief operating decision maker (“CODM”) has been identified as the Company’s Director, who reviews the assets, operating results, and financial metrics for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that there is only one reportable segment.

PELICAN HOLDCO, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The CODM assesses performance for the single segment and decides how to allocate resources based on net income or loss that also is reported on the statement of operations as net income or loss. The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews several key metrics included in net income or loss and total assets, which include the following:

For the Period from September 5, 2025 (Inception) to December 31, 2025
General and administrative expenses	$88,845

General and administrative expenses are reviewed and monitored by the CODM to manage and forecast cash to ensure enough capital is available to complete the Business Combination. The CODM also reviews general and administrative costs to manage, maintain and enforce all contractual agreements to ensure costs are aligned with all agreements and budget. General and administrative costs, as reported on the statement of operations, are the significant segment expenses provided to the CODM on a regular basis.

Recent Accounting Pronouncements

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. ASU 2023-07, which is applicable to entities with a single reportable segment, will primarily require enhanced disclosures about significant segment expenses and enhanced disclosures in interim periods. The guidance in ASU 2023-07 will be applied retrospectively and is effective for annual reporting periods in fiscal years beginning after December 15, 2023 and interim reporting periods in fiscal years beginning after December 31, 2024, with early adoption permitted. The Company adopted this guidance as of September 5, 2025. The adoption resulted in disclosure changes only.

NOTE 4 — COMMITMENTS AND CONTINGENCIES

The Company may be subject to asserted and actual claims and lawsuits arising in the ordinary course of business. Company management reviews any such legal proceedings and claims on an ongoing basis and follows appropriate accounting guidance when making accrual and disclosure decisions. The Company recognizes accruals for those contingencies where the incurrence of a loss is probable and can be reasonably estimated, and disclose the amount accrued and the amount of a reasonably possible loss in excess of the amount accrued, if such disclosure is necessary for our financial statements not to be misleading. As of December 31, 2025, no loss contingencies have been accrued, as the Company cannot reasonably estimate either the probability of losses or their magnitude (if any) based on all information currently available to management.

NOTE 5 — STOCKHOLDER’S DEFICIT

The Company is authorized to issue 500,000,000 shares of common stock, $0.01 par value. As of December 31, 2025, there were no common stocks issued or outstanding.

PELICAN HOLDCO, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — DUE FROM PELICAN

The Company paid certain Pelican’s transaction costs related to the business combination. As of December 31, 2025, $59,740 were outstanding, respectively; the amount is unsecured, interest-free and due on demand (see Note 7).

NOTE 7 — PROMISSORY NOTE GREENLAND

On November 24, 2025, the Company issued a promissory note to Greenland in the amount of $200,000 to be used, in part, for merger related transaction costs (the “Promissory Note”). The Promissory Note is unsecured, interest-free and due on the date on which Greenland closes its initial business combination. As of December 31, 2025, approximately $132,519 has been funded under this arrangement, with $59,740 used for Pelican and $72,779 for Holdco merger transaction costs.

NOTE 8 — INCOME TAX

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided against deferred tax assets when, based on all available evidence, it is considered more likely than not that some portion or all of the recorded deferred tax assets will not be realized in future periods. The Company cannot be certain that future taxable income will be sufficient to realize its deferred tax assets, and accordingly, a full valuation allowance has been provided on its deferred tax assets. The net deferred tax assets continue to require a valuation allowance until the Company can demonstrate their realizability through sustained profitability or another source of income.

Components of deferred tax assets and liabilities are:

For the Period from September 5, 2025 (Inception) to December 31, 2025
Deferred tax assets:
Deferred start-up and organizational expenditures	$(18,658)
Total deferred tax assets, net	(18,658)
Valuation allowance	18,658
Deferred tax assets, net of valuation allowance	$-

PELICAN HOLDCO, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — INCOME TAX (cont.)

The reconciliation of the statutory federal income tax with the provision (benefit) for income taxes is as follows:

	For the Period from September 5, 2025 (Inception) to December 31, 2025
Income tax benefit at federal statutory rate	18,658	21.0%
Income tax (benefit) at state statutory rate	-	-
Change in valuation allowance	(18,658)	21.0%
Permanent differences	-	-
Total income tax provision (benefit)	$-	0%

NOTE 9 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheets date up to March 3, 2025. Based on this review, the Company identify the following subsequent event that would have required adjustment or disclosure in the consolidated financial statements.

In January 2026, the Company drew $30,000 and paid transaction costs for the Pelican business combination.